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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

               We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement of Thoratec Corporation on Form S-8 of our report dated February 21, 2002 (March 11, 2002 as to Note 7), appearing in the Annual Report on Form 10-K of Thoratec Corporation for the year ended December 29, 2001.

/s/ Deloitte & Touche, LLP

San Francisco, California

July 1, 2002